UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2007

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Annual Review Notes Linked to the S&P 500® Index and the Nikkei 225 Index due January 10, 2011
8.2	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Annual Review Notes Linked to the S&P 500® Index and the Dow Jones EURO STOXX 50® Index due January 10, 2011
8.3
Tax Opinion of Davis Polk & Wardwell relating to Notes Linked to a Weighted Basket of Three Buffered Return Enhanced Components, Consisting of the Dow Jones EURO STOXX 50® Index, the FTSE™ 100 Index and the Nikkei 225 Index due January 9, 2009

8.4	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due January 7, 2009
8.5	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due March 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.6	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due June 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.7	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due June 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.8	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due December 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.9	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index due January 27, 2009
8.10	Tax Opinion of Davis Polk & Wardwell relating to 10.55% (equivalent to 21.10% per annum) Upside Auto Callable Reverse Exchangeable Notes due June 26, 2008 Linked to the Common Stock of Apple Inc.
8.11
Tax Opinion of Davis Polk & Wardwell relating to Outperformance Buffered Return Enhanced Notes Linked to the Performance of the S&P 500® Index Compared to the Performance of the Russell 2000® Index due December 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Anthony J. Horan
	Name:	Anthony J. Horan
	Title:	Corporate Secretary

Dated: December 26, 2007

EXHIBIT INDEX

Exhibit Number	Description
8.1	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Annual Review Notes Linked to the S&P 500® Index and the Nikkei 225 Index due January 10, 2011
8.2	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Annual Review Notes Linked to the S&P 500® Index and the Dow Jones EURO STOXX 50® Index due January 10, 2011
8.3
Tax Opinion of Davis Polk & Wardwell relating to Notes Linked to a Weighted Basket of Three Buffered Return Enhanced Components, Consisting of the Dow Jones EURO STOXX 50® Index, the FTSE™ 100 Index and the Nikkei 225 Index due January 9, 2009

8.4	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due January 7, 2009
8.5	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due March 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.6	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due June 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.7	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due June 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.8	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due December 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.9	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index due January 27, 2009
8.10	Tax Opinion of Davis Polk & Wardwell relating to 10.55% (equivalent to 21.10% per annum) Upside Auto Callable Reverse Exchangeable Notes due June 26, 2008 Linked to the Common Stock of Apple Inc.
8.11
Tax Opinion of Davis Polk & Wardwell relating to Outperformance Buffered Return Enhanced Notes Linked to the Performance of the S&P 500® Index Compared to the Performance of the Russell 2000® Index due December 31, 2009